                                                                  Exhibit 10.9

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

                           EXCLUSIVE LICENSE AGREEMENT

         THIS AGREEMENT, including the attached Exhibits, (the "Agreement") is made and entered into effective as of the 1st day of January, 2000 (the "Effective Date"), by and among MARVIN J. SLEPIAN, M.D. ("Dr. Slepian"), ENDOLUMINAL THERAPEUTICS, INC., a Delaware corporation, ("ETI") and FOCAL, INC., a Delaware corporation ("Focal").

                                    RECITALS

         A. Dr. Slepian has developed technology related to that certain Field defined below, certain of which technology is the subject of United States, European and other patent applications.

         B. Dr. Slepian is the sole shareholder and director, and an officer, of ETI and has assigned to ETI all rights in and to such technology, including the patents and patent applications.

         C. Focal desires to acquire, and ETI is willing to grant to Focal, an exclusive license under such patents and patent applications and know-how to use such technology, all under the terms set forth below.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         For the purposes of this Agreement, the following defined terms will have the respective meanings set forth in this Article 1:

         1.1 AFFILIATE. The term "Affiliate" means any person or entity which, directly or indirectly, owns or controls Focal, or which is controlled by or under common control with Focal. For purposes of this definition, "control" means the ownership, directly or indirectly, of twenty percent (20%) or more of the outstanding equity securities of a corporation entitled to vote in the election of directors or a fifty percent (50%) or greater interest in the net assets or profits of an entity which is not a corporation.

         1.2 CONFIDENTIAL INFORMATION. The term "Confidential Information" has the meaning ascribed in Section 3.4 of this Agreement.

         1.3 CONSULTING AGREEMENT. The term "Consulting Agreement" means that certain Agreement for Consulting Services dated January 1, 2000 between Focal and Dr. Slepian, in the form of Exhibit C attached hereto.

         1.4 FIELD. The term "Field" shall mean all human and medical products, methods and applications of: all materials with or without drugs used for ectoluminal treatments as defined by the issued claims of the Patent Rights listed in Exhibit A, and all Focal proprietary materials with or without drugs used for endoluminal treatments as defined by the issued claims of the Patent Rights listed in Exhibit A.

         1.5 IMPROVEMENTS. The term "Improvements" shall mean any and all inventions, modifications or discoveries related to, but not the subject of, the Patent Rights only in the Field conceived or developed by Dr. Slepian, alone or jointly with others, during the term of this Agreement.

However, the Improvements shall not include any Improvements, to the extent that they are owned by the University of Arizona, or any subsequent primary employer (but not including consulting and other similar engagements) of Dr. Slepian by reason of Dr. Slepian's employment by such entity, or to the extent such patents or applications are owned by Focal under the Consulting Agreement or otherwise.

         1.6 NET REVENUES The term "Net Revenues" mean the gross receipts paid to Focal or its Affiliates or to Focal from its sublicensees; for sales of Patented Product(s) worldwide less (a) all trade, quantity and cash discounts actually allowed and refunded, (b) all credits and allowances actually refunded on account of rejections, returns, billing errors or retroactive price reductions, (c) duties and tariffs paid by Focal or its Affiliates, (d) freight insurance and transportation costs incurred by Focal or its Affiliates, and (e) excise, sale and use taxes and equivalent taxes paid by Focal or its Affiliates.

         1.7 PATENTED PRODUCT(S). The term "Patented Product(s)"means any product whose sale or principal intended use would infringe, contributorily infringe or induce the infringement of one or more Valid Claims of the Patent Rights in the country in which such product is sold.

         1.8 PATENT RIGHTS. The term "Patent Rights" means the technology which is the subject of issued patents and patent applications listed in Exhibits A and B owned by Dr. Slepian and/or ETI and all Improvements thereof.

However, the Patent Rights shall not include any patents or applications, to the extent that they are owned by the University of Arizona, or any subsequent primary employer (but not including consulting and other similar engagements) of Dr. Slepian by reason of Dr. Slepian's employment by such entity, or to the extent such patents or applications are owned by Focal.

         1.9 VALID CLAIM. The term "Valid Claim" shall mean a claim of an issued and unexpired patent included within the Patent Rights, which has not been held unenforceable, unpatentable or invalid by a court or other governmental agency of competent jurisdiction. In the event that such a holding of unenforceability, unpatentability or invalidity is reversed on appeal by a higher court or agency of competent jurisdiction, the subject claim shall be reinstated as a Valid Claim hereunder.

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

                                    ARTICLE 2
                               LICENSE AND ROYALTY

         2.1      EXCLUSIVE LICENSE.

                  (a) ETI and Dr. Slepian hereby grant to Focal (i) the exclusive worldwide license with the right to sublicense under the Patent Rights listed in Exhibit A to develop, manufacture, use, sell, exploit and otherwise commercialize any Patented Products, to practice any method, process or procedure, and to otherwise exploit the Patent Rights listed in Exhibit A, within the Field for the life of the Patent Rights, and (ii) the exclusive worldwide license with the right to sublicense under the Patent Rights listed in Exhibit B to develop, manufacture, use, sell, exploit and otherwise commercialize any Patented Products, to practice any method, process or procedure, and to otherwise exploit the Patent Rights listed in Exhibit B, within the Field for the life of the Patent Rights, to the extent required to practice the Patent Rights listed in Exhibit A.

                  (b) The license granted under (a) above shall be exclusive and shall include the right to grant and authorize sublicenses within the Field under the Patent Rights; provided, however, that such sublicenses shall in each case include all applicable restrictions and limitations of this Agreement. Focal agrees to notify ETI in writing, within sixty
         (60) days, if and when any sublicenses are granted by Focal under the Patent Rights.

                  (c) Notwithstanding (a) above, Dr. Slepian and ETI reserve for themselves the perpetual right and license to use the Patent Rights for their own academic and/or internal research purposes and/or for any purpose outside the Field and/or for any purpose outside of the rights granted to Focal under this Agreement.

         2.2 ROYALTIES. In consideration of the rights and license granted to Focal hereunder, Focal agrees to pay to ETI as a royalty the following amounts:

                  a)       For years 1 through 3:  $[**] per year;
                  b)       For years 4 through 6:  $[**] per year;
                  c) For years 7 through 10: The greater of $[**] per year

                           or [**]% of the Net Revenue for sales of all Patented Products under the Patent Rights (excluding the sale of reusable equipment);

                  d) For years 11 through the expiration of the last patent within the Patent Rights:

                           [**]% of the Net Revenue for sales of all Patented Products under the Patent Rights (excluding the sale of reusable equipment)

In each year of the Agreement, the maximum amount of the royalty payment will be limited to $[**] per year without provision for carryover to any other year.

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

Reusable equipment is excluded from the royalty calculation because it is anticipated that such equipment will be sold by Focal or its Affiliates at or near its cost to Focal or its Affiliates to increase sales of disposable products.

         2.3      YEARLY PAYMENTS.

                  (a) RESEARCH FUNDING. In addition to the payments under
         Section 2.2 Focal shall pay Dr. Slepian laboratory support which shall include $[**] per year for years 1 through 6. Such fees shall be paid quarterly.

                  (b) CONSULTING FEES. In addition to the payments under Section
         2.2 and Section 2.3 (a), Focal shall pay $[**] per year for years 1 through 7 for consulting services as follows: $[**] directly to Dr. Slepian in monthly installments of $[**] each on the first day of each calendar month and $[**] directly to the University of Arizona in monthly installments of $[**] each on the first day of each calendar month.

                  (c) OVERHEAD. It is also understood that Focal shall pay [**] percent ([**]%) of the laboratory overhead per year as deemed by the University of Arizona or third party policy where Dr. Slepian is employed, but such overhead not to exceed $[**] per year. If the University of Arizona or any other institute Dr. Slepian is employed at, at a future date, involves an increase in overhead Focal shall negotiate in good faith with that party to achieve a mutually agreeable overhead rate.

         2.4      PAYMENT OF ROYALTIES

                  (a) REPORTS; PAYMENTS. All accrued royalties pursuant to
         Section 2.2 above will be due and payable quarterly. Focal will render payment to ETI within ninety (90) days after the end of each calendar quarter for all royalties that are due and payable and which accrued during such calendar quarter. Focal will provide with each royalty payment a written statement in reasonable detail setting forth Patented Products sold and the computation of the total Net Revenues from royalty-bearing worldwide sales during the period covered by such statement. If any payment is late, Focal will pay interest at the rate of one percent (1%) per month or the maximum rate permitted by law, whichever is lower, on any overdue amount from the date such overdue amount was due until such overdue amount is paid in full.

                  (b) CURRENCY. If any currency conversion is required in connection with the calculation of royalties hereunder, such conversion shall be made by using the exchange rates used by Focal in calculating its own revenues for financial reporting purposes.

                  (c) Any payments made by Focal or its Affiliates to ETI pursuant to this Agreement shall be in the full amount set forth, except that Focal may deduct any taxes, assessments, or charges levied against said payments by a foreign government or those required by statute to be withheld, up to a limit of ten percent (10%) but only to the extent that such taxes, assessments, or charges are ultimately available as a credit in the United States against the income tax payable by ETI. Focal shall furnish ETI with official receipt of any such taxes, assessments or charges withheld indicating ETI as a taxpayer.

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

         2.5 BOOKS AND RECORDS. Focal will maintain a separate record in detail reasonably sufficient to enable the Net Revenues and royalties to be determined. Focal will permit such records to be examined at ETI's expense, upon at least ten (10) days' written notice and no more than one time per calendar year, by an auditor or accountant selected by ETI and to whom Focal has no reasonable objection. Such examination may be conducted during business hours and shall be limited to the extent reasonably necessary to verify the Net Revenues and royalties. ETI and Dr. Slepian agree that all information obtained in the course of such examination shall be deemed Confidential Information of Focal. In the event the examination of the records reveals a short fall of [**] percent ([**]%) or more of the total payments due ETI in the period examined, Focal will bear the entire cost of the examination of the records, and will pay the overdue amount plus interest at the rate of one percent (1%) per month, or the maximum permitted by law, whichever is lower, from the date such overdue amount was due under Section 2.5.


                                    ARTICLE 3
                 DISCLOSURE AND PROTECTIVE OF PROPRIETARY RIGHTS

         3.1 DISCLOSURE. ETI and Dr. Slepian will promptly disclose to Focal all aspects of the Improvements as may be conceived or developed from time to time throughout the term of this Agreement. In addition, ETI agrees to provide to Focal complete copies of all patent applications within the Patent Rights, and all written materials pertaining thereto, including without limitation files of any patent counsel involved in such applications. Upon request by Focal, Dr. Slepian and ETI agree to provide reasonable assistance to Focal and its representatives in understanding any or all such items. Focal agrees to pay reasonable out-of-pocket costs paid to, non-employee third parties by ETI and Dr. Slepian to provide materials or assistance requested by Focal under this
Section 3.1, provided that ETI or Dr. Slepian obtained Focal's prior written approval of such expenditures.

         3.2 FILING, PROSECUTION AND MAINTENANCE BY FOCAL. Focal will have the obligation to take responsibility for, and control of, the filing for, prosecution and maintenance of the Patent Rights and/or Improvements in ETI's or Dr. Slepian's name, with the input and participation of ETI and Dr. Slepian. Dr. Slepian and ETI shall cooperate with and assist Focal in connection with the filing for, prosecution and maintenance of the Patent Rights and/or Improvements, and in evidencing and perfecting the rights granted to Focal under this Agreement, and Focal shall keep ETI fully informed as to the status of the Patent Rights and/or Improvements. Dr. Slepian and ETI shall have full access to the files relating to the Patent Rights and/or Improvements, whether at Focal's office or at its counsel's office, for use by Dr. Slepian or ETI for purposes or use outside the Field.

         3.3 FILING, PROSECUTION AND MAINTENANCE BY ETI. In the event Focal elects not to pursue a patent application within the Patent Rights and/or Improvements within sixty (60) days after receipt of all information and materials therefor from Dr. Slepian and ETI pursuant to Section 3.1, or elects not to maintain an issued patent, within the Patent Rights in any particular country, ETI may pursue the same in such country at its own expense. In such event Focal will, at ETI's request, cooperate with ETI in obtaining and/or maintaining such patents, including but not limited to providing ETI with applicable documents and information in Focal's possession, as reasonably requested by ETI.

Focal agrees to inform ETI of its decision to abandon a patent or application in any country at least sixty (60) days prior to the date such abandonment would be effective, to enable ETI to continue the prosecution or maintenance of such application or patent.

         3.4      CONFIDENTIAL INFORMATION.

                  (a) GENERAL. The term "Confidential Information" as used in this Agreement will include all proprietary information concerning the Patent Rights and/or Improvements. With respect to the obligations of ETI and Dr. Slepian under this Section 3.4, "Confidential Information" shall also include any information provided by Focal to Dr. Slepian or ETI in a tangible form marked "confidential" or with a similar designation or that Focal disclosed to ETI or Dr. Slepian orally and confirmed such information in writing as confidential within thirty
         (30) days after its initial disclosure. Each party agrees to maintain the confidentiality of the Confidential Information, not to disclose such Confidential Information to third parties, and to take all reasonable efforts to make the Confidential Information known only to those employees or authorized representatives who need to have access to the Confidential Information. Notwithstanding the foregoing, Focal may disclose information concerning the Patent Rights and/or Improvements to actual or prospective sublicensees, and to such other persons and in such other manner as Focal deems reasonably necessary in connection with its business, provided such disclosees shall sign an agreement corresponding to the same terms of confidentiality herein to protect the confidentiality of Dr. Slepian and ETI and such agreement provides for Dr. Slepian and/or ETI to enforce such confidentiality agreement.

                  (b) EXCEPTIONS. However, neither ETI nor Dr. Slepian, on the one hand, nor Focal, on the other hand, will have any obligation of confidence under this Agreement with respect to any information which:

                           (i) was at the time of disclosure thereof, already
                  known to such party other than from the disclosing party; or

                           (ii) without breach of this Agreement, has been
                  published or is otherwise available to the public at any time whether before or after the time of disclosure to such party;

                           (iii) is at any time lawfully received by such party
                  from a third party who has no obligation of confidence to a party hereto in respect thereof;

                           (iv) was independently developed by or for the
                  receiving party without reference to or reliance upon the Confidential Information, or

                           (v) was required to be disclosed by the receiving
                  party to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, provided that, the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful action to avoid and/or minimize the degree of such disclosure.

         Any information which is within (i), (ii), (iii), (iv) or (v) above shall not be included within the definition of Confidential Information for purposes of this Section 3.4. Notwithstanding the foregoing, it is understood that Dr. Slepian and ETI shall not be relieved of their obligations under this Section 3.4 not to disclose to third parties information concerning the Patent Rights and/or Improvements by reason of (i), (iii), (iv) or (iv) above.


3.5      PUBLICATIONS

                  (a) Notwithstanding any provision of this Agreement to the contrary, Dr. Slepian shall have the right to publish academic papers and make scientific presentations regarding his research. Such papers or presentations may disclose Improvements only to the extent that Focal has chosen not to enter into an agreement for exclusive rights in such Improvements pursuant to Section 3.7. However, the parties agree that prior to public disclosure of any such paper or presentation by Dr. Slepian, Dr. Slepian shall provide to Focal a copy of such paper or presentation at the time such paper or presentation is submitted for publication or presentation, but in any case at least ninety (90) days prior to the date of the proposed public disclosure, in order for Focal to have sufficient time to file any patent applications that Focal deems appropriate.

                  (b) In the event that Focal or its personnel propose to make a public disclosure or publication that pertains to work performed in whole or in part by Dr. Slepian and to which Focal has exclusive rights under this Agreement, Focal agrees to give appropriate credit to Dr. Slepian for his contributions.

         3.6 IMPROVEMENTS. Dr. Slepian shall own the entire right, title and interest in and to all Improvements acquired, made or developed solely or jointly with Focal and/or any third party.

         3.7 RIGHT FOR IMPROVEMENTS. Dr. Slepian shall give Focal written notice describing any developed Improvements in general terms. Dr. Slepian and Focal agree to negotiate in good faith exclusively for rights in any such Improvements for a period of ninety (90) days following Focal's receipt of such written notice before Dr. Slepian offers the rights to any such Improvements to any third party. In the event Dr. Slepian and Focal have not agreed upon the terms and conditions for any such rights in the Improvements within such ninety (90) day period after initiating negotiations Dr. Slepian shall be free to negotiate and enter into an agreement with a third party relating to rights in such Improvements without further obligations to Focal, provided that Dr. Slepian shall not enter into an agreement with any such third party under terms and conditions substantially more favorable to the third party than the terms and conditions last presented to Focal unless such more favorable terms and conditions are presented to Focal and, within thirty (30) days after receipt by Focal, Focal does not accept such more favorable terms and conditions in writing (executed agreement).

                                    ARTICLE 4
                            WARRANTIES: INFRINGEMENT

         4.1 WARRANTIES. ETI and Dr. Slepian, each represents and warrants to Focal the following:

                  (a) Dr. Slepian and ETI together have the full right and authority to enter into this Agreement and grant the rights and licenses granted herein;

                  (b) As of the Effective Date, ETI owns all right, title and interest in and to the Patent Rights;

                  (c) Dr. Slepian and ETI have not previously granted, and shall not grant except as provided in this Agreement, during the term of this Agreement, any rights in the Patent Rights to a party other than Focal;

                  (d) As of the Effective Date, to the knowledge of Dr. Slepian and ETI, but without conducting an independent investigation beyond the pending applications for Patent Rights: (i) no claim within the existing Patent Rights is dominated by a claim of any patent or patent application of a third party in any country; does not and will not infringe any patent rights, or other proprietary rights of any third party;

                  (e) As of the Effective Date, to the knowledge of Dr. Slepian and ETI, except for certain claims made by Cleveland Clinic described in that certain letter dated July 31, 1992 from Dr. Slepian to Focal and incorporated herein by reference, (I) there have been no actions, suits or claims made or threatened (including, without limitation, claims by former employers or collaborators) against Dr. Slepian, ETI or, to their knowledge, any third party, with respect to the Patent Rights or the right of Dr. Slepian or ETI to enter into and perform their obligations under this Agreement and (ii) there has been no legal action, suit or investigation made, brought or threatened by or against ETI or Dr. Slepian with respect to any matter that is material to the performance by Dr. Slepian and ETI of their obligations under this Agreement in any respect; and

                  (f) As of the Effective Date, to the knowledge of Dr. Slepian and ETI, based upon the inventions claimed in the Patent Rights, all scientific data provided by ETI or Dr. Slepian to Focal in tangible form are accurate, and ETI or Dr. Slepian has disclosed to Focal all information known to them that would be material in evaluating the safety or efficacy of any Patented Product.

         4.2 LIMITATION. EXCEPT FOR THE WARRANTIES IN SECTION 4.1, NEITHER ETI NOR DR. SLEPIAN MAKES ANY OTHER WARRANTY WITH RESPECT TO THE PATENT RIGHTS, THE OPERATION, PERFORMANCE OR RESULTS OF USING THE PATENT RIGHTS, THE USES TO WHICH THE PATENT RIGHTS MAY BE PUT OR THAT THE PATENTED PRODUCTS WILL NOT INFRINGE PATENT RIGHTS OR OTHER RIGHTS OF THIRD PARTIES. THE WARRANTIES MADE BY DR. SLEPIAN AND ETI IN SECTION 4.1 ARE MADE IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES INCLUDING

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE UNDER NO CIRCUMSTANCES, DURING OR AFTER THE TERM OF THIS AGREEMENT, WILL ETI OR DR. SLEPIAN BE RESPONSIBLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES INCURRED BY OR IMPOSED ON FOCAL BY REASON OF THE USE OF THE PATENT RIGHTS OR ARISING OUT OF THE USE, OPERATION OR PERFORMANCE OF ANY OF THE PATENTED PRODUCTS MANUFACTURED, USED OR SOLD BY FOCAL, EXCEPT AS PROVIDED BELOW IN SECTION 4.3.

         4.3 EFFECT OF REPRESENTATIONS AND WARRANTIES. It is understood that if the representations and warranties made by Dr. Slepian and ETI under Section 4.1 are not true and accurate, and Focal incurs damages, liabilities, costs or other expenses as a result of such falsity, ETI and Dr. Slepian shall indemnify and hold Focal harmless from and against any such damages, liabilities, costs or expenses incurred as a result of such falsity, provided that ETI and/or Dr. Slepian receives prompt notice of any claim resulting from or related to such falsity. However, the parties agree that ETI's and Dr. Slepian's liability under this Section 4.3 shall not exceed the amounts paid and payable to them, collectively, by Focal under this Agreement, and that such payments (together with the right to terminate this Agreement under section 6.2 below) shall be the sole remedy available to Focal in event of a breach of the representations and warranties made under Section 4.1 above.

         4.4 INFRINGEMENT BY THIRD PARTIES. If either party determines that a third party is making, using or selling a product that may infringe the Patent Rights, that party will promptly notify the other party in writing within ninety
(90) days of such determination. Focal shall have the exclusive right (itself or through others), at its sole option, to bring suit against such alleged infringer. All recoveries in such suit (whether initiated by Focal or its sublicensee, or brought as a counterclaim in a suit commenced by a third party) will inure to the benefit of Focal or its designee, less, a one time royalty payment to ETI; such royalty will equal three-tenths percent (0.3%) of the amount recovered. ETI and Dr. Slepian will cooperate with, and assist Focal and its designees in, the pursuit of any suit, including without limitation by joining as a nominal party and executing such documents; as may be reasonably required. Focal will reimburse ETI and Dr. Slepian for reasonable out-of-pocket expenses paid to non-employee third parties directly as a result of assistance so requested by Focal, provided however, that such expenses were previously approved by Focal. Furthermore, Focal shall reasonably compensate Dr. Slepian for his time spent providing any assistance so requested by Focal.

         4.5 INFRINGEMENT BY PATENTED PRODUCT(S). If Focal or a sublicensee, distributor or dealer is sued by a third party charging infringement of patent rights that dominate a claim of the Patent Rights with respect to the manufacture, use, distribution or sale of a Patented Product, Focal will promptly notify ETI. As between the parties to this Agreement, Focal will be entitled to control the defense in any such action(s) and withhold [**] of the royalties related to such Patented Product (as the case may be) otherwise payable to ETI and use the withheld royalties to reimburse the legal defense costs, attorneys' fees and liability incurred in such infringement suit(s). Notwithstanding, Focal agrees to withhold only that portion of such royalties as may reasonably be necessary to reimburse amounts in accordance with this Section
4.5. If Focal is required to pay a royalty to a third party to make, use, distribute and/or sell a Patented Product as a result of a final judgment or settlement, the royalties payable to ETI in relation to such Patented Product will be reduced by one-half. In the event Focal is successful in defending against any such claims or actions, once Focal

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

is compensated for [**] percent ([**]%) of its legal defense costs in defending such claims or actions, Focal will return any remaining withheld royalties to ETI.


                                    ARTICLE 5
                               AGREEMENTS OF FOCAL

         5.1 INDEMNIFICATION Except for claims covered by Section 4.3 above, Focal will, at Focal's cost and expense, defend, indemnify and hold harmless Dr. Slepian and his personal representatives and assigns and ETI, its shareholders, officers, directors, employees, agents, representatives, successors and assigns from and against any and all liabilities, damages, and expenses, including but not limited to attorneys' fees, paid by such parties to third parties during or after the term of this Agreement, by reason of any charge, claim or legal action by any third person, including but not limited to an employee, agent or representative of Focal, relating to or arising out of injuries, deaths, illnesses or related damages sustained or injured by such person or entity that results from or in any way, directly or indirectly, is connected with the manufacture, sale or use of any Patented Product by Focal; provided, however, that Focal will defend and have sole control over the defense of any action against such parties, and ETI and Dr. Slepian will promptly notify Focal of any action related to the Patented Products, of which they become aware. Notwithstanding the foregoing, Focal shall have no liability under this Section
5.1 to the extent that any injury, death, illness or damages are reasonably attributable (a) to the failure of ETI or Dr. Slepian to disclose to Focal material information known to ETI or Dr. Slepian (and not known to Focal) regarding the safety Patented Products or (b) the negligence or willful misconduct of ETI or Dr. Slepian.

         5.2 PATENT MARKING. Focal will mark all Patented Products sold by it with the number of any applicable patent within the Patent Rights; in such form as satisfies the marking provisions of the United States or any other applicable patent laws and regulations. Until such time as an applied for patent is issued, all Patented Products will be marked to disclose that a patent application is pending. Focal will comply with, and this Agreement will be subject to, all laws, rules and regulations of the United States that may be applicable to the disclosure of the Patent Rights and the sale or export of the Patented Products.

         5.3 INSURANCE. During the term of this Agreement and for (a) ten (10) years after the end of the term of this Agreement or (b) the expiration of the last to expire patent within the Patent Rights, whichever is longer, Focal will obtain and maintain at its expense product liability insurance, in which ETI and Dr. Slepian shall be named as additional insured against all claims, demands or causes of action arising out of alleged defects in or out of the use of Patented Products made by Focal. The limits of liability of such insurance applicable to ETI and Dr. Slepian will not be less than the limits of liability from time to time generally applicable to Focal for comparable products manufactured and sold by Focal, but in no event will such limits be less than a combined single limit of $[**] prior to the first commercial sale in the United States of a Patented Product or less than a combined single limit of $[**] thereafter. Notwithstanding the foregoing, Focal shall not be obligated to maintain product liability insurance under this Section 5.3 until the commencement of human clinical trials for a Patented Product, or to the extent that Focal self-insures such liability and has the financial resources reasonably necessary to do so.

         Each insurance policy will provide that it may not be cancelled or amended without giving at least thirty (30) days' prior notice to ETI and Dr. Slepian. Upon request by ETI or Dr. Slepian, Focal will provide ETI with a certificate or certificates of its insurance company or companies evidencing that such insurance has been obtained and setting forth the limits of liability. Upon request by ETI or Dr. Slepian, not less than thirty (30) days prior to the expiration of any such insurance, Focal will provide ETI with an insurance certificate or certificates of its insurance company or companies evidencing that such insurance has been extended or that the new insurance coverage has been obtained by Focal and setting forth the limits of liability. With each such certificate by an insurance company or companies, an officer of Focal will certify that the limits of liability applicable to ETI and Dr. Slepian are not less than the limits of liability generally applicable to Focal for comparable products manufactured and sold by it. The insurance coverage obtained by Focal for ETI and Dr. Slepian, pursuant to the provisions of this Section, will be provided by the same insurance companies that provide comprehensive general liability insurance, including product liability insurance, to Focal for the Patented Products. If the companies providing insurance for Focal are changed, the companies providing insurance for ETI and Dr. Slepian will be changed so that the same companies are providing insurance for both Focal and ETI and Dr. Slepian.


                                    ARTICLE 6
                              TERM AND TERMINATION

         6.1 TERM. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this
Article 6, shall continue in full force and effect until the later of (a) the expiration of the last-to-expire patent within the Patent Rights; (b) the abandonment of the last patent application within the Patent Rights; or (c) the date royalties cease to accrue under Section 2.2 above. Upon the expiration of this Agreement, Focal's license under Section 2.1 with respect to Patented Products shall survive, provided that such license shall thereafter be non-exclusive and royalty free.

         6.2 DEFAULT. If either party materially breaches this Agreement (including a material breach of any warranty under Section 4.1 above, which breach has a materially adverse effect on the other party), the other party may elect to give such party written notice describing the alleged default. If the party in default has not cured such default within thirty (30) days after receipt of such notice or, assuming the default can be cured, commenced to cure such default within such thirty (30) days after receipt of notice and cured such default within ninety (90) days after receipt of notice, the notifying party will be entitled, in addition to any other rights it may have under this Agreement, to terminate this Agreement by giving notice to take effect immediately. If either party receives notification from the other of a default and if the party alleged to be in default notifies the other party in writing within thirty (30) days of receipt of such default notice that it disputes the asserted default, the matter will be submitted to arbitration as provided in
Section 7.2 of this Agreement. In such event, the non-breaching party shall not have the right to terminate this Agreement until it has been determined in such arbitration proceeding that the other party materially breached this Agreement, and the breaching party fails to cure such breach within ninety (90) days after the conclusion of such arbitration proceeding.

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

         6.3 TERMINATION BY FOCAL Focal may terminate this Agreement by ninety
(90) days prior written notice to ETI and Dr. Slepian if Focal is no longer researching and developing, manufacturing, using, selling, exploiting and/or otherwise commercializing the Patent Rights and/or Improvement. In the event of termination by Focal, Focal shall be responsible for payment of all patent maintenance fees as per a declining schedule which will be [**]% year 1, [**]% year 2, and [**]% year 3 from the date of termination. Furthermore, Focal shall also pay Dr. Slepian and ETI upon termination [**] ($[**]) Dollars as an early termination penalty. Upon a termination of this Agreement in its entirety under this Section 6.3, all rights and obligations of the parties shall terminate, except as provided in 6.5 below and the termination shall not relieve Focal of any obligations accrued prior to such termination. Upon termination Focal shall return to ETI all written materials provided by ETI or Dr. Slepian to Focal containing Confidential Information of ETI or Dr. Slepian; provided, however, that Focal may retain one (1) copy of such Confidential Information for archival purposes. Upon such a termination of this Agreement, Focal shall consider granting to ETI a license to improvements made by Focal with respect to the products for which Focal has terminated all of its activities, on such terms as may be mutually agreed.

         6.4 BANKRUPTCY. To the extent permitted by applicable law, in the event that:

                  (a) Focal (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of all or substantially all of its property, (ii) makes a general assignment for the benefit of its creditors, (iii) commences a case under the United States Bankruptcy Code, or files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or composition or readjustment, with respect to substantially all of its debts, or (iv) adopts any resolution of its board of directors or stockholders for the purpose of effecting any of the foregoing; or

                  (b) a proceeding or case is commenced without the application or consent of Focal that seeks a remedy described in (a) above and such proceeding or case continues undismissed, or an order, judgment or decree approving or ordering any of such remedies shall be entered and continue unstayed and in effect, for a period of sixty (60) days from and after the date service of process is effected upon Focal;

then in any such event, all rights under this Agreement will be deemed to have terminated, except as provided in Section 6.5, as of a date seven (7) days prior to that event, except those obligations concerning confidentiality, which shall survive termination of this Agreement for any reason.

         6.5 SURVIVAL. The provisions of Articles 1, 4, 5 and 7, and of Sections 3.4, 3.5, 3.6, 6.3 and 6.5 shall survive and continue in effect after the expiration or any termination of this Agreement, except that:

                  (a) Upon a termination under Section 6.2 above by reason of a breach by Focal, or a termination of this Agreement in its entirety under Section 6.3 above, the provisions of Article 4 shall terminate and not so survive;

                  (b) Upon any termination of this Agreement, other than under
         Section 6.3 above, any sublicense granted hereunder shall survive, provided that the sub-licensee promptly agrees in writing to be bound by the applicable provisions of this Agreement. It is understood that survival of such sublicense shall not imply any continued license to Focal hereunder; and in no event shall ETI or Dr. Slepian be required to assume any obligations of Focal that extend beyond or that are in any way more burdensome than the obligations of ETI or Dr. Slepian to Focal hereunder; and

                  (c) ETI's right to receive royalties that accrued prior to any expiration or termination of this Agreement shall also survive.


                                    ARTICLE 7
                                     GENERAL

         7.1 NOTICES. Any notice required or permitted to be given under this Agreement will be sufficient if in writing and delivered personally or by registered or certified mail, postage prepaid and return receipt requested, as follows (or to such other address as the parties will designated by notice to the other in accordance with this Section 7.1) and will be deemed to have been given as of the date of personal delivery, or as of the date on the receipt or as of the date returned unclaimed if sent by registered or certified mail:

                  If to Focal:              Focal, Inc.
                                            4 Maguire Road
                                            Lexington, MA  02421
                                            Attention:  Robert J. Depasqua
                  If to Dr. Slepian
                  or ETI:                   Marvin J. Slepian, M.D.
                                            Endoluminal Therapeutics, Inc.
                                            5001 N. Summit Ridge Road
                                            Tucson, Arizona 85750

         7.2 ARBITRATION. Any dispute, controversy or claim of either party arising out of, in relation to, or in connection with this Agreement will be finally settled by binding arbitration under the Licensing Agreement Arbitration Rules of the American Arbitration Association by a panel of three (3) arbitrators appointed in accordance with such rules. ETI and Focal shall each choose one (1) arbitrator and the first two (2) arbitrators shall both choose the third arbitrator. The arbitrators shall apply the laws of the Commonwealth of Massachusetts to the merits of any dispute, controversy or claim, without regard to conflicts of law principles. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The place of arbitration will be Tucson, Arizona if Focal brings such dispute, controversy or claim to arbitration and shall be Boston, Massachusetts if ETI or Dr. Slepian brings such dispute, controversy or claim to arbitration. The parties agree that the arbitrators may grant injunctive relief. Notwithstanding the foregoing, before appointment of the arbitrators and in exceptional circumstances even thereafter, either party to this Agreement may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this Section 7.2 and without any abridgment of the power of the arbitrators. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrators shall have no authority to award, punitive or exemplary damages against any party except as provided in Article 4 herein. The costs of any arbitration, including without limitation administrative and arbitrator's fees, shall be shared equally by the parties. Each party shall bear the cost of its own attorneys' fees and expert witness fees, if any.

         7.3 RELATIONSHIP OF THE PARTIES. The relationship of the parties is that of independent contractors, and nothing contained herein will constitute the parties to be partners, joint venturers, or agents of the other, or to create the relationship of employer and employee.

         7.4 FORCE MAJEURE. Neither party will be responsible to the other party for non-performance or delay in performance of any terms or conditions of this Agreement due to acts of God, acts of governments, wars, riots, strikes,, accidents in transportation, or other causes beyond its reasonable control even though not similar in nature to those enumerated.

         7.5 GOVERNING LAW. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Arizona, without regard to conflict of law principals.

         7.6 ASSIGNMENT. This Agreement shall not be assignable by a party hereto without the prior written consent of Focal and Dr. Slepian and ETI, which consent shall not be withheld unreasonably. Notwithstanding the foregoing, upon written notice to Dr. Slepian and ETI, Focal may transfer and assign this Agreement, to an entity that succeeds to substantially all of its business or assets relating to this Agreement and such party must assume in writing, all obligations and liabilities of Focal under this Agreement. Upon prior written notice to Focal, without its consent, ETI may assign to any third party its right to receive royalty payments hereunder. This Agreement shall inure to and be binding upon successors and assigns of a party hereto.

         7.7 WAIVER. No waiver of any breach of any provision of this Agreement will constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provisions hereof, and no waiver will be effective unless made in writing.

         7.8 MODIFICATIONS. This Agreement can be modified or amended only by written agreement duly signed by the parties.

         7.9 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement will remain in full force and effect.

         7.10 COMPLETE AGREEMENT This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes al1 prior agreements, arrangements and understandings relating to the subject matter hereof, except the agreement between the parties, dated on or about the date hereof, relating to the termination of an exclusive license agreement, dated as of August 7, 1992, between the parties, attached hereto as Exhibit D.

         7.11 NO IMPLIED OBLIGATIONS It is understood that nothing in this Agreement shall be deemed to prevent Focal from commercializing products similar to or competitive with Patented

Products provided that the foregoing does not relieve Focal of any of its obligations under this Agreement.

         7.12 NO CONSEQUENTIAL DAMAGES. EXCEPT AS PROVIDED IN ARTICLE 4, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT.

         7.13 COUNTERPARTS AND HEADINGS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement. All headings, the cover page and the table of contents in this Agreement are inserted for convenience of reference only and shall not affect its meaning or interpretation.

         7.14 CONFIDENTIAL TERMS. Each party agrees not to disclose any terms of this Agreement to any third party without Focal's, ETI's and Dr Slepian's written consent, except as required by securities or other applicable laws, to prospective investors and/or to such party's accountants, attorneys and other professional advisors.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

MARVIN J. SLEPIAN, M.D.                    FOCAL

   ("Dr. Slepian")                             ("Focal")


By:/s/ Marvin J. Slepian                       By: /s/ Robert J. Depasqua
   ---------------------------                    ----------------------------
    Marvin J. Slepian, M.D.                        Robert J. Depasqua
                                                   President and
                                                   Chief Executive Officer


ENDOLUMINAL THERAPEUTICS, INC.
   ("ETI")


By: /s/ Marvin J. Slepian
   ---------------------------
   Marvin J. Slepian, M.D.
   President

      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------

                                                     EXHIBIT A


      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      Family        ID             Status      Title                               Inventors       Serial/Patent File/Issue
                                                                                                   Number        Date
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]      8/25/95
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]                          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------
      [**]          [**]           [**]        [**]                                [**]            [**]          [**]
      ------------- -------------- ----------- ----------------------------------- --------------- ------------- ---------


      -------------------------------------------------------------------
          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.
      -------------------------------------------------------------------


                                                     EXHIBIT B
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
Family       ID          Status    Title                                         Inventors    Serial/Patent      File/Issue
                                                                                              Number             Date
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------
[**]         [**]        [**]      [**]                                          [**]         [**]               [**]
------------ ----------- --------- --------------------------------------------- ------------ ------------------ ------------


                                    EXHIBIT C

                             [CONSULTING AGREEMENT]








               [FILED WITH THE COMMISSION AS A SEPARATE EXHIBIT]

                                    EXHIBIT D

          TERMINATION OF EXCLUSIVE LICENSE AGREEMENT OF AUGUST 7, 1992

                   TERMINATION OF EXCLUSIVE LICENSE AGREEMENT


         This Termination of Exclusive License Agreement (the "Termination Agreement") is made and entered into effective as of the ___ day of ____________, 2000, by and among Marvin J. Slepian, M.D. ("Dr. Slepian"), Endoluminal Therapeutics, Inc., a Delaware corporation ("ETI") and Focal, Inc., a Delaware corporation ("Focal").

                                    RECITALS

         A. Dr. Slepian, ETI and Pegas Pharmaceuticals, Inc., a Delaware corporation to which Focal is the successor-in-interest, entered into an Exclusive License Agreement effective as of August 7, 1992 (the "License Agreement").

         B. Dr. Slepian, ETI and Focal desire to terminate the License Agreement and set forth the terms and conditions relating to said termination.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Notwithstanding Section 7.1, or any other provision, of the License Agreement, Focal retains no license whatsoever under the License Agreement.

         2. The provisions enumerated in Section 7.5 of the License Agreement shall survive with respect to the parties' rights and obligations accrued thereunder, as provided in the License Agreement, except that Article 1 and Sections 4.2(b) and 7.5(a), (b) and (c) shall not survive.

         3. Focal represents and warrants that there have been sublicenses granted under the License Agreement. Such sublicenses shall remain in full force and effect and shall continue under a new Exclusive License Agreement by and among Dr. Slepian, ETI and Focal, of even date herewith, in accordance with its terms.

         4. Except as provided in this Termination Agreement, the License Agreement is terminated, null and void and of no further effect.

         5. This Termination Agreement may be executed in counterparts, each of which shall be deemed an original and both together shall be deemed to be one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Termination Agreement effective as of the day and year first above written.

                                         FOCAL, INC.
                                              ("Focal")


                                         By: /S/ Robert J. DePasqua
                                         Robert J. DePasqua
                                         President and Chief Executive Officer


                                         MARVIN J. SLEPIAN, M.D.
                                              ("Dr. Slepian")


                                         By: /s/ Marvin J. Slepian
                                         Marvin J. Slepian, M.D.


                                         ENDOLUMINAL THERAPEUTICS, INC.
                                              ("ETI")


                                         By: /s/ Marvin J. Slepian
                                         Marvin J. Slepian, M.D.
                                         President